UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

GLOBAL MULTI-SECTOR

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Multi-Sector Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Global Multi-Sector Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Global Multi-Sector Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Global Multi-Sector Fund

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Global Multi-Sector Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Global Multi-Sector Fund

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Global Multi-Sector Fund returned -4.39%. The Fund’s unmanaged benchmarks, the Barclays Global Aggregate Indexx, the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)xi and the Barclays U.S. Corporate

Western Asset Global Multi-Sector Fund	VII

Investment commentary (cont’d)

High Yield — 2% Issuer Cap Index, returned -4.82%, -9.36% and 1.42%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned -1.21% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Multi-Sector Fund:
Class A	-4.61%
Class C	-4.97%
Class FI	-4.61%
Class R	-4.72%
Class I	-4.39%
Class IS	-4.40%
Barclays Global Aggregate Index	-4.82%
JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)	-9.36%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	1.42%
Lipper Multi-Sector Income Funds Category Average[1]	-1.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.75%, 2.10%, 3.09%, 2.67%, 3.45% and 3.38%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 2.05%, 1.57%, 2.67%, 2.08%, 2.94% and 2.92%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 2.11%, 2.87%, 1.80%, 2.37%, 1.54% and 1.60%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 274 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Western Asset Global Multi-Sector Fund

extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is a “non-diversified” fund. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a “diversified fund.” Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Multi-Sector Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

xi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

X	Western Asset Global Multi-Sector Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.61%	$1,000.00	$953.90	1.23%	$5.96	Class A	5.00%	$1,000.00	$1,018.70	1.23%	$6.16
Class C	-4.97	1,000.00	950.30	2.00	9.67	Class C	5.00	1,000.00	1,014.88	2.00	9.99
Class FI	-4.61	1,000.00	953.90	1.02	4.94	Class FI	5.00	1,000.00	1,019.74	1.02	5.11
Class R	-4.72	1,000.00	952.80	1.45	7.02	Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class I	-4.39	1,000.00	956.10	0.70	3.40	Class I	5.00	1,000.00	1,021.32	0.70	3.51
Class IS	-4.40	1,000.00	956.00	0.75	3.64	Class IS	5.00	1,000.00	1,021.08	0.75	3.76

2	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

4	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 49.6%
Consumer Discretionary — 5.9%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$22,000
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,163
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	150,000		154,451	(a)
Total Auto Components					186,614
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		120,457
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		272,563
Total Automobiles					393,020
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	40,000		37,700
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,000		42,400	(a)(b)
Marstons Issuer PLC, Secured Bonds	5.177%	7/15/32	50,000	GBP	75,184	(c)
Total Hotels, Restaurants & Leisure					155,284
Media — 3.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		106,000
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	127,562	(a)
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		57,164
DISH DBS Corp., Senior Notes	6.750%	6/1/21	110,000		116,875
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	100,000		110,275
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		201,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		83,200	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	110,000		107,058	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	135,371	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		49,027
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,394
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		106,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		64,950	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	20,000		18,900	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		155,250	(a)
Total Media					1,459,276
Specialty Retail — 0.2%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		9,750	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		94,000
Total Specialty Retail					103,750
Total Consumer Discretionary					2,297,944

See Notes to Financial Statements.

6	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.5%
Beverages — 0.8%
Diageo Capital PLC, Senior Notes	2.625%	4/29/23	150,000		$139,543
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		19,125	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		152,791	(a)
Total Beverages					311,459
Food & Staples Retailing — 0.3%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		91,119
Food Products — 0.1%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	36,443
Personal Products — 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,500	(a)
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000		71,575
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		53,548
Total Tobacco					125,123
Total Consumer Staples					573,644
Energy — 13.1%
Energy Equipment & Services — 1.8%
CGG, Senior Notes	9.500%	5/15/16	300,000		313,125
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000		20,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		96,000
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000		46,750	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	50,000		52,875
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000		185,500	(a)
Total Energy Equipment & Services					714,250
Oil, Gas & Consumable Fuels — 11.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		62,335
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		208,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000		36,000	(a)
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		107,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000		21,700
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	40,000		40,500
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000		29,550
Continental Resources Inc., Senior Notes	4.500%	4/15/23	50,000		48,625	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		51,811
Ecopetrol SA, Senior Notes	7.625%	7/23/19	250,000		295,625
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000		183,000	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		$89,800	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		93,500
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	7/19/22	200,000		191,500	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		30,900	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000		54,250
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		217,500	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		40,600	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	42,000		40,425	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	100,000		111,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		100,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		231,000
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		10,095
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		199,812
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	190,000		174,087	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		30,975
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		45,000
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	100,000		124,500	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		110,055
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	200,000		191,500	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		188,100
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		26,550	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		117,300
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		156,750
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Bonds	3.149%	3/6/17	200,000		197,000	(a)
Samson Investment Co., Senior Notes	10.000%	2/15/20	50,000		52,688	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		39,000	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	134,975
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		35,700	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	60,000		59,100	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		125,125	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	40,000		40,400
Total Oil, Gas & Consumable Fuels					4,354,258
Total Energy					5,068,508

See Notes to Financial Statements.

8	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 10.0%
Capital Markets — 1.8%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	100,000	GBP	$163,882	(a)
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		143,516
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	68,092
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	95,419	(a)
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	69,845
Thames Water Kemble Finance PLC, Senior Secured Notes	7.750%	4/1/19	100,000	GBP	164,795	(a)
Total Capital Markets					705,549
Commercial Banks — 2.8%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	172,725
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	225,259	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		204,750
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	130,412	(c)(d)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	142,615
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/26/13	100,000		98,125	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		95,503
Total Commercial Banks					1,069,389
Consumer Finance — 1.4%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		107,750
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		94,033
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		232,250
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000		9,313	(a)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		108,250
Total Consumer Finance					551,596
Diversified Financial Services — 3.5%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		169,200	(c)(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		106,626
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		94,515
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		112,500	(c)(d)
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	164,336
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	200,000		179,626
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		123,240
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	20,000		21,900
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		103,944
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	150,000		157,068
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		121,051
Total Diversified Financial Services					1,354,006

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	$131,466	(c)(d)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	71,763	(c)
Total Insurance					203,229
Total Financials					3,883,769
Health Care — 2.7%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	3.875%	11/15/21	75,000		77,196
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	4.500%	6/15/43	80,000		79,905
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	30,000		26,475
Total Health Care Equipment & Supplies					106,380
Health Care Providers & Services — 1.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,200
Cerba European Lab SAS, Senior Secured Notes	7.000%	2/1/20	100,000	EUR	128,538	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		216,375
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	100,000		108,375
Voyage Care Bondco PLC, Senior Secured Notes	6.500%	8/1/18	100,000	GBP	152,855	(a)
Total Health Care Providers & Services					637,343
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		93,514	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	142,531	(a)
Total Pharmaceuticals					236,045
Total Health Care					1,056,964
Industrials — 2.6%
Aerospace & Defense — 0.2%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	60,000		61,200	(a)
Airlines — 0.2%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		61,650	(a)
Building Products — 0.6%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		102,000	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	138,821	(a)
Total Building Products					240,821
Commercial Services & Supplies — 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		47,500	(a)
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		214,800	(a)

See Notes to Financial Statements.

10	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		$93,552	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		19,750	(a)
Total Electrical Equipment					113,302
Road & Rail — 0.1%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	18,000		20,430
Kansas City Southern de Mexico SA de CV, Senior Notes	3.000%	5/15/23	20,000		18,774	(a)
Total Road & Rail					39,204
Trading Companies & Distributors — 0.5%
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		199,500	(a)
Transportation — 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		29,850	(a)
Total Industrials					1,007,827
Materials — 8.0%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	200,000		212,000	(a)
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		210,000	(a)
Containers & Packaging — 1.1%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	91,343	(a)
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		108,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		103,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,075
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		94,000	(a)
Total Containers & Packaging					406,668
Metals & Mining — 4.6%
ArcelorMittal, Senior Notes	4.250%	2/25/15	30,000		30,225
ArcelorMittal, Senior Notes	4.250%	8/5/15	40,000		40,400
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		57,324
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		29,550	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		97,375	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		116,600	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		180,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	100,000		99,875	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		105,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	50,000		39,500	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	40,000		40,600	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		$179,000	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		117,985
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		57,441
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		111,374
Vale SA, Senior Notes	5.625%	9/11/42	280,000		244,269
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000		218,500	(a)
Total Metals & Mining					1,765,518
Paper & Forest Products — 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		114,394
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	200,000		214,300	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	130,000		136,700	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	20,000		17,850	(a)
Total Paper & Forest Products					483,244
Total Materials					3,077,430
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 1.8%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		101,184
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	40,000		36,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		104,625
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		93,000	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		218,500	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		10,840
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	110,000		123,416
Total Diversified Telecommunication Services					688,365
Wireless Telecommunication Services — 2.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		207,000	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	155,137	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	200,000		192,750	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		220,000
Total Wireless Telecommunication Services					774,887
Total Telecommunication Services					1,463,252
Utilities — 2.0%
Electric Utilities — 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		52,730
Pacific Gas & Electric Co., Senior Notes	4.600%	6/15/43	50,000		49,223
Total Electric Utilities					101,953

See Notes to Financial Statements.

12	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Gas Utilities — 0.5%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		$207,000	(a)
Independent Power Producers & Energy Traders — 0.8%
AES Corp., Senior Notes	7.750%	10/15/15	12,000		13,230
AES Gener SA, Notes	5.250%	8/15/21	100,000		103,138	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		71,050
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		106,510	(a)
Total Independent Power Producers & Energy Traders					293,928
Water Utilities — 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	161,523
Total Utilities					764,404
Total Corporate Bonds & Notes (Cost — $19,513,530)					19,193,742
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $7,135)	7.000%	1/31/20	45,600	MXN	4,927	(a)
Mortgage-Backed Securities — 4.4%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/26-8/1/42	158,826		162,943
FNMA — 3.2%
Federal National Mortgage Association (FNMA)	3.000%	7/18/28	300,000		308,578	(e)
Federal National Mortgage Association (FNMA)	3.500%	7/18/28-7/15/43	700,000		713,250	(e)
Federal National Mortgage Association (FNMA)	4.000%	7/15/43	200,000		208,352	(e)
Total FNMA					1,230,180
GNMA — 0.8%
Government National Mortgage Association (GNMA)	3.000%	7/22/43	300,000		296,578	(e)
Total Mortgage-Backed Securities (Cost — $1,717,867)					1,689,701
Sovereign Bonds — 32.0%
Argentina — 0.3%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	130,000		110,562
Brazil — 1.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,685,000	BRL	719,674
Germany — 17.0%
Bundesobligation, Bonds	2.250%	4/10/15	1,460,000	EUR	1,969,879
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	680,535
Bundesobligation, Bonds	0.500%	2/23/18	590,000	EUR	760,462
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,548,166
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,641,289
Total Germany					6,600,331

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.5%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		$190,000	(a)
Mexico — 2.9%
Mexican Bonos, Bonds	8.000%	6/11/20	5,680,000	MXN	500,074
Mexican Bonos, Bonds	6.500%	6/9/22	7,803,400	MXN	633,001
Total Mexico					1,133,075
Russia — 1.8%
Russian Federal Bond, Bonds	7.400%	6/14/17	4,919,000	RUB	152,483
Russian Federal Bond, Bonds	7.600%	7/20/22	5,930,000	RUB	181,837
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	298,000		349,032	(a)
Total Russia					683,352
South Africa — 1.5%
Republic of South Africa, Bonds	10.500%	12/21/26	4,720,000	ZAR	578,802
Turkey — 2.3%
Republic of Turkey, Bonds	9.500%	1/12/22	580,000	TRY	318,764
Republic of Turkey, Bonds	7.100%	3/8/23	710,000	TRY	338,674
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		106,750
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		114,500
Total Turkey					878,688
United Kingdom — 2.3%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	876,055
Venezuela — 1.6%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	178,000		150,410
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		488,040	(a)
Total Venezuela					638,450
Total Sovereign Bonds (Cost — $13,031,919)					12,408,989
U.S. Government & Agency Obligations — 3.6%
U.S. Government Obligations — 3.6%
U.S. Treasury Bonds	3.125%	2/15/43	1,280,000		1,194,801
U.S. Treasury Notes	0.750%	10/31/17	30,000		29,435
U.S. Treasury Notes	1.250%	10/31/19	50,000		48,496
U.S. Treasury Notes	2.000%	2/15/22	110,000		107,585
Total U.S. Government & Agency Obligations (Cost — $1,530,982)					1,380,317

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Eurodollar, Put@ $1.27 (Cost — $17,700)		7/24/13	2,000,000		5,161
Total Investments before Short-Term Investments (Cost — $35,819,133)					34,682,837

See Notes to Financial Statements.

14	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 9.8%
Time Deposits — 6.5%
Commerzbank AG	0.100%	7/1/13	500,896	$500,896
ING Bank	0.080%	7/1/13	500,812	500,812
Rabobank London	0.050%	7/1/13	500,442	500,442
Royal Bank of Scotland PLC	0.080%	7/1/13	500,733	500,733
UBS AG London	0.080%	7/1/13	500,520	500,520
Total Time Deposits (Cost — $2,503,403)				2,503,403
Repurchase Agreements — 3.3%
Bank of America repurchase agreement dated 6/28/13; Proceeds at maturity — $1,300,008; (Fully collateralized by U.S. government obligations, 2.750% due 8/15/42; Market value — $1,326,000) (Cost — $1,300,000)	0.070%	7/1/13	1,300,000	1,300,000
Total Short-Term Investments (Cost — $3,803,403)				3,803,403
Total Investments — 99.4% (Cost — $39,622,536#)				38,486,240
Other Assets in Excess of Liabilities — 0.6%				221,167
Total Net Assets — 100.0%				$38,707,407

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira
ZAR	— South African Rand

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Notes, Call (Premiums received — $6,199)	7/26/13	$137.00	6	$6,375

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $39,622,536)	$38,486,240
Foreign currency, at value (Cost — $202,200)	203,415
Cash	1,024,519
Interest receivable	546,178
Unrealized appreciation on forward foreign currency contracts	221,698
Foreign currency collateral for open futures contract, at value (Cost — $133,485)	133,903
Deposits with brokers for open futures contracts	40,009
Prepaid expenses	49,955
Total Assets	40,705,917

Liabilities:
Payable for securities purchased	1,568,953
Unrealized depreciation on forward foreign currency contracts	235,055
Payable for Fund shares repurchased	100,000
Written options, at value (premiums received — $6,199)	6,375
OTC Swaps, at value (premiums received — $4,927)	5,170
Investment management fee payable	4,786
Payable to broker — variation margin on open futures contracts	3,863
Payable for open swap contracts	852
Service and/or distribution fees payable	37
Accrued expenses	73,419
Total Liabilities	1,998,510
Total Net Assets	$38,707,407

Net Assets:
Par value (Note 7)	$3,933
Paid-in capital in excess of par value	39,901,099
Undistributed net investment income	40,098
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(83,740)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(1,153,983)
Total Net Assets	$38,707,407

See Notes to Financial Statements.

16	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Shares Outstanding:
Class A	1,410
Class C	1,010
Class FI	10,620
Class R	1,016
Class I	391,348
Class IS	3,527,255

Net Asset Value:
Class A (and redemption price)	$9.87
Class C*	$9.87
Class FI (and redemption price)	$9.86
Class R (and redemption price)	$9.87
Class I (and redemption price)	$9.87
Class IS (and redemption price)	$9.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.31

*	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$675,523

Expenses:
Investment management fee (Note 2)	116,812
Registration fees	50,122
Legal fees	25,399
Audit and tax	20,759
Shareholder reports	13,565
Fund accounting fees	9,446
Custody fees	8,348
Transfer agent fees (Note 5)	3,322
Insurance	681
Directors’ fees	651
Service and/or distribution fees (Notes 2 and 5)	230
Miscellaneous expenses	3,518
Total Expenses	252,853
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(118,465)
Net Expenses	134,388
Net Investment Income	541,135

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	61,440
Futures contracts	44,976
Swap contracts	(49,888)
Foreign currency transactions	(62,344)
Net Realized Loss	(5,816)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,636,030)
Futures contracts	(18,823)
Written options	(176)
Swap contracts	19,843
Foreign currencies	267,219
Change in Net Unrealized Appreciation (Depreciation)	(2,367,967)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(2,373,783)
Decrease in Net Assets from Operations	$(1,832,648)

See Notes to Financial Statements.

18	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$541,135	$919,560
Net realized gain (loss)	(5,816)	181,123
Change in net unrealized appreciation (depreciation)	(2,367,967)	1,365,634
Increase (Decrease) in Net Assets From Operations	(1,832,648)	2,466,317

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(490,002)	(914,453)
Net realized gains	(47,387)	(134,059)
Decrease in Net Assets From Distributions to Shareholders	(537,389)	(1,048,512)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,252,608	9,025,765
Reinvestment of distributions	537,389	1,048,512
Cost of shares repurchased	(1,141,857)	(47,719)
Increase in Net Assets From Fund Share Transactions	9,648,140	10,026,558
Increase in Net Assets	7,278,103	11,444,363

Net Assets:
Beginning of period	31,429,304	19,984,941
End of period*	$38,707,407	$31,429,304
* Includes undistributed (overdistributed) net investment income, respectively, of:	$40,098	$(11,035)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.13	0.19
Net realized and unrealized gain (loss)	(0.61)	0.36
Total income (loss) from operations	(0.48)	0.55

Less distributions from:
Net investment income	(0.11)	(0.26)
Net realized gains	(0.01)	(0.05)
Total distributions	(0.12)	(0.31)

Net asset value, end of period	$9.87	$10.47
Total return[4]	(4.61)%	5.38%

Net assets, end of period (000s)	$14	$15

Ratios to average net assets:
Gross expenses[5]	1.99%	2.11%
Net expenses[5,6,7,8]	1.23	1.25
Net investment income[5]	2.51	2.75

Portfolio turnover rate[9]	25%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

20	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.09	0.14
Net realized and unrealized gain (loss)	(0.61)	0.36
Total income (loss) from operations	(0.52)	0.50

Less distributions from:
Net investment income	(0.07)	(0.21)
Net realized gains	(0.01)	(0.05)
Total distributions	(0.08)	(0.26)

Net asset value, end of period	$9.87	$10.47
Total return[4]	(4.97)%	4.88%

Net assets, end of period (000s)	$10	$10

Ratios to average net assets:
Gross expenses[5]	2.72%	2.87%
Net expenses[5,6,7,8]	2.00	2.00
Net investment income[5]	1.74	2.02

Portfolio turnover rate[9]	25%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.14	0.30	0.12
Net realized and unrealized gain (loss)	(0.62)	0.63	(0.15)
Total income (loss) from operations	(0.48)	0.93	(0.03)

Less distributions from:
Net investment income	(0.12)	(0.29)	(0.09)
Net realized gains	(0.01)	(0.05)	—
Total distributions	(0.13)	(0.34)	(0.09)

Net asset value, end of period	$9.86	$10.47	$9.88
Total return[4]	(4.61)%	9.41%	(0.26)%

Net assets, end of period (000s)	$105	$109	$100

Ratios to average net assets:
Gross expenses	1.66%[5]	2.75%[6]	4.06%[5]
Net expenses[7,8,9]	1.02 [5]	1.20 [6]	1.20 [5]
Net investment income	2.74 [5]	2.94	2.85 [5]

Portfolio turnover rate[10]	25%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period July 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

22	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.12	0.18
Net realized and unrealized gain (loss)	(0.61)	0.36
Total income (loss) from operations	(0.49)	0.54

Less distributions from:
Net investment income	(0.10)	(0.25)
Net realized gains	(0.01)	(0.05)
Total distributions	(0.11)	(0.30)

Net asset value, end of period	$9.87	$10.47
Total return[4]	(4.72)%	5.26%

Net assets, end of period (000s)	$10	$11

Ratios to average net assets:
Gross expenses[5]	2.20%	2.37%
Net expenses[5,6,7,8]	1.45	1.45
Net investment income[5]	2.29	2.57

Portfolio turnover rate[9]	25%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.16	0.34	0.13
Net realized and unrealized gain (loss)	(0.62)	0.62	(0.15)
Total income (loss) from operations	(0.46)	0.96	(0.02)

Less distributions from:
Net investment income	(0.13)	(0.32)	(0.10)
Net realized gains	(0.01)	(0.05)	—
Total distributions	(0.14)	(0.37)	(0.10)

Net asset value, end of period	$9.87	$10.47	$9.88
Total return[4]	(4.39)%	9.78%	(0.14)%

Net assets, end of period (000s)	$3,863	$109	$100

Ratios to average net assets:
Gross expenses	1.34%[5]	2.49%[6]	3.80%[5]
Net expenses[7,8,9]	0.70 [5]	0.82 [6]	0.85 [5]
Net investment income	3.03 [5]	3.33	3.21 [5]

Portfolio turnover rate[10]	25%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period July 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

24	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$10.44	$9.86	$10.00

Income (loss) from operations:
Net investment income	0.15	0.35	0.14
Net realized and unrealized gain (loss)	(0.61)	0.61	(0.15)
Total income (loss) from operations	(0.46)	0.96	(0.01)

Less distributions from:
Net investment income	(0.13)	(0.33)	(0.13)
Net realized gains	(0.01)	(0.05)	—
Total distributions	(0.14)	(0.38)	(0.13)

Net asset value, end of period	$9.84	$10.44	$9.86
Total return[4]	(4.40)%	9.80%	(0.04)%

Net assets, end of period (000s)	$34,705	$31,175	$19,785

Ratios to average net assets:
Gross expenses	1.41%[5]	1.60%[6]	2.58%[5]
Net expenses[7,8,9]	0.75 [5]	0.75 [6]	0.75 [5]
Net investment income	3.01 [5]	3.38	3.30 [5]

Portfolio turnover rate[10]	25%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period July 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 74% and 196% for the period ended June 30, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

26	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$19,193,742	—	$19,193,742
Convertible bonds & notes	—	4,927		4,927
Mortgage-backed securities	—	1,689,701	—	1,689,701
Sovereign bonds	—	12,408,989	—	12,408,989
U.S. government & agency obligations	—	1,380,317	—	1,380,317
Purchased options	—	5,161	—	5,161
Total long-term investments	—	$34,682,837	—	$34,682,837
Short-term investments†	—	3,803,403	—	3,803,403
Total investments	—	$38,486,240	—	$38,486,240
Other financial instruments:
Futures contracts	49,301	—	—	49,301
Forward foreign currency contracts	—	221,698	—	221,698
Total other financial instruments	$49,301	$221,698	—	$270,999
Total	$49,301	$38,707,938	—	$38,757,239

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$6,375	—	—	$6,375
Futures contracts	50,803	—	—	50,803
Forward foreign currency contracts	—	$235,055	—	235,055
Credit default swaps on credit indices — buy protection‡	—	5,170	—	5,170
Total	$57,178	$240,225	—	$297,403

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the

28	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

30	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

32	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $246,600. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

34	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with investment management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, broker commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 2.00%, 1.20%, 1.45%, 0.85% and 0.75% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $118,465.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result on any particular business day of the Fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2013	—	—	$265	—	$315	$120,227
Expires December 31, 2014	$64	$59	1,615	$64	1,750	229,626
Expires December 31, 2015	55	37	346	39	7,985	110,003
Total fee waivers/expense reimbursements subject to recapture	$119	$96	$2,226	$103	$10,050	$459,856

For the six months ended June 30, 2013, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSC’s paid to LMIS and its affiliates for the six months ended June 30, 2013.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$15,838,292	$18,041,221
Sales	5,554,929	18,147,769

36	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$417,326
Gross unrealized depreciation	(1,553,622)
Net unrealized appreciation	$(1,136,296)

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	35	3/15	$8,671,801	$8,677,812	$6,011
U.S. Treasury 5-Year Notes	1	9/13	123,167	121,047	(2,120)
U.S. Treasury 10-Year Notes	5	9/13	653,516	632,812	(20,704)
United Kingdom Long Gilt Bonds	4	9/13	708,756	680,777	(27,979)
					(44,792)
Contracts to Sell:
Euro Bobl	20	9/13	3,284,813	3,259,330	25,483
U.S. Treasury Ultra Long-Term Bonds	4	9/13	561,182	543,375	17,807
					43,290
Net unrealized loss on open futures contracts					$(1,502)

At June 30, 2013, the Fund held TBA securities with a total cost of $1,548,953.

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	6	$6,199
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2013	6	$6,199

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	850,000	$378,135	8/2/13	$(31,307)
Brazilian Real	JPMorgan Chase Bank	802,278	356,905	8/2/13	(38,598)
Indian Rupee	Citibank N.A.	21,890,000	366,197	8/2/13	(31,682)
Indian Rupee	JPMorgan Chase Bank	20,320,000	339,933	8/2/13	(29,656)
Philippine Peso	HSBC Bank	31,964,000	739,569	8/2/13	(37,766)
South Korean Won	JPMorgan Chase Bank	115,000,000	100,524	8/2/13	(3,010)
Yuan Renminbi	HSBC Bank	2,471,600	401,496	8/2/13	789

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Canadian Dollar	Barclays Bank PLC	310,000	$294,426	8/16/13	$(13,661)
Canadian Dollar	Barclays Bank PLC	170,000	161,459	8/16/13	(5,158)
Canadian Dollar	JPMorgan Chase Bank	170,004	161,463	8/16/13	(7,385)
Euro	Citibank N.A.	100,000	130,191	8/16/13	(2,721)
Euro	Deutsche Bank AG	1,747,153	2,274,638	8/16/13	(17,077)
Euro	UBS AG	144,318	187,888	8/16/13	(3,448)
Singapore Dollar	HSBC Bank	33,507	26,438	8/16/13	(841)
Swedish Krona	UBS AG	1,266,572	188,662	8/16/13	(4,911)
					(226,432)

Contracts to Sell:
Brazilian Real	JPMorgan Chase Bank	1,652,278	735,039	8/2/13	27,187
Philippine Peso	HSBC Bank	15,549,732	359,783	8/2/13	217
Philippine Peso	HSBC Bank	16,414,268	379,786	8/2/13	(7,834)
South Korean Won	JPMorgan Chase Bank	115,000,000	100,524	8/2/13	762
British Pound	Barclays Bank PLC	300,000	456,139	8/16/13	9,798
British Pound	JPMorgan Chase Bank.	1,104,736	1,679,711	8/16/13	30,029
British Pound	Royal Bank of Canada	180,000	273,684	8/16/13	3,180
Canadian Dollar	Barclays Bank PLC	480,000	455,885	8/16/13	13,975
Canadian Dollar	JPMorgan Chase Bank	170,004	161,463	8/16/13	5,146
Euro	Barclays Bank PLC	600,000	781,146	8/16/13	6,925
Euro	Citibank N.A.	145,645	189,617	8/16/13	1,647
Euro	HSBC Bank	3,047,560	3,967,651	8/16/13	43,593
Euro	JPMorgan Chase Bank	3,101,460	4,037,824	8/16/13	29,524
Japanese Yen	HSBC Bank	40,180,000	405,201	8/16/13	2,060
Mexican Peso	Deutsche Bank AG	4,380,000	336,592	8/16/13	24,526
South African Rand	JPMorgan Chase Bank	2,206,224	221,650	8/16/13	18,674
Swedish Krona	UBS AG	1,260,000	187,684	8/16/13	3,653
Turkish Lira	Royal Bank of Canada	750,000	385,981	8/16/13	13
					213,075
Net unrealized loss on open forward foreign currency contracts					$(13,357)

At June 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (MARKIT ITRX.EUR.XOVER Index)	$425,000	6/20/18	5.000% quarterly	$(5,170)	$(4,927)	$(243)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net

38	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$5,161	$5,161
Futures contracts[3]	$49,301	—	49,301
Forward foreign currency contracts	—	221,698	221,698
Total	$49,301	$226,859	$276,160

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$6,375	—	—	$6,375
Futures contracts[3]	50,803	—	—	50,803
OTC swap contracts[4]	—	—	$5,170	5,170
Forward foreign currency contracts	—	$235,055	—	235,055
Total	$57,178	$235,055	$5,170	$297,403

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(57,027)	—	$(57,027)
Futures contracts	$44,976	—	—	44,976
Swap contracts	—	—	$(49,888)	(49,888)
Forward foreign currency contracts	—	$(221,789)	—	(221,789)
Total	$44,976	$(278,816)	$(49,888)	$(283,728)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(51,009)	—	$(51,009)
Written options	$(176)	—	—	(176)
Futures contracts	(18,823)	—	—	(18,823)
Swap contracts	—	—	$19,843	19,843
Forward foreign currency contracts	—	275,043	—	275,043
Total	$(18,999)	$224,034	$19,843	$224,878

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$44,448
Written options	911
Futures contracts (to buy)	1,900,156
Futures contracts (to sell)	4,465,463
Forward foreign currency contracts (to buy)	7,520,823
Forward foreign currency contracts (to sell)	13,598,269

Average Notional Balance
Credit default swap contracts (to buy protection)	$425,000

40	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$5,161	—	$5,161
Forward foreign currency contracts	221,698	—	221,698
Total	$226,859	—	$226,859

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$6,375	—	$6,375
Futures contracts[5]	3,863	$(3,863)	—
OTC swap contracts	5,170	—	5,170
Forward foreign currency contracts	235,055	—	235,055
Total	$250,463	$(3,863)	$246,600

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payment of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average net assets, subject to the authority of the Board of Directors of the Corporation to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$18	$24
Class C	52	16
Class FI	135	7
Class R	25	16
Class I	—	7
Class IS	—	3,252
Total	$230	$3,322

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$55
Class C	37
Class FI	346
Class R	39
Class I	7,985
Class IS	110,003
Total	$118,465

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$149	$287
Class C	69	206
Class FI	1,231	2,921
Class R	96	243
Class I	54,019	3,296
Class IS	434,438	907,500
Total	$490,002	$914,453
Net Realized Gains:
Class A	$17	$62
Class C	12	45
Class FI	127	464
Class R	12	45
Class I	4,805	466
Class IS	42,414	132,977
Total	$47,387	$134,059

42	Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report

7. Capital shares

At June 30, 2013, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	—	—	1,360	$14,000
Shares issued on reinvestment	16	$166	34	349
Net increase	16	$166	1,394	$14,349
Class C
Shares sold	—	—	977	$10,000
Shares issued on reinvestment	8	$81	25	251
Net increase	8	$81	1,002	$10,251
Class FI
Shares sold	63	$654	—	—
Shares issued on reinvestment	135	1,358	327	$3,385
Net increase	198	$2,012	327	$3,385
Class R
Shares sold	—	—	977	$10,000
Shares issued on reinvestment	11	$109	28	288
Net increase	11	$109	1,005	$10,288
Class I
Shares sold	424,230	$4,428,954	—	—
Shares issued on reinvestment	5,842	58,824	363	$3,762
Shares repurchased	(49,194)	(500,000)	—	—
Net increase	380,878	$3,987,778	363	$3,762
Class IS
Shares sold	557,508	$5,823,000	881,387	$8,991,765
Shares issued on reinvestment	47,647	476,851	101,074	1,040,477
Shares repurchased	(62,981)	(641,857)	(4,642)	(47,719)
Net increase	542,174	$5,657,994	977,819	$9,984,523

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Global Multi-Sector Fund 2013 Semi-Annual Report	43

Western Asset

Global Multi-Sector Fund

Directors

William E. B. Siart,
Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013. Mr. Abeles became a Director.

Western Asset Global Multi-Sector Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Multi-Sector Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014836 8/13 SR13-2011

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date:	August 28, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date:	August 28, 2013